Fees Summary	Apr. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	929,299.71
Total Transaction Valuation	6,729,179,680.00
Total Offset Amount	0.00
Net Fee	$ 929,299.71